UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2011
GTSI Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-34871	54-1248422

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2553 Dulles View Drive, #100 Herndon, Virginia	20171-5219

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 502-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Effective February 24, 2011, GTSI Corp. (“GTSI”) entered into a First Amendment to the Amended and Restated Credit Agreement with Castle Pines Capital LLC (“CPC”) and Wells Fargo Capital Finance, LLC (“WFCF”), formerly known as Wells Fargo Foothill, LLC, (the “First Amendment”) to amend the Amended and Restated Credit Agreement, dated as of October 19, 2010, among GTSI, CPC and WFCF (the “Amended Credit Agreement”). The Amended Credit Agreement amended and restated GTSI’s Credit Agreement, effective as of May 27, 2009 (the “Original Credit Agreement”), as amended, by and among GTSI, CPC and WFCF. The First Amendment expands the right of the parties to renew the Amended Credit Agreement by mutual written agreement.
By letter dated February 25, 2011, CPC agreed to extend the maturity date of its 74.08% pro rata share of the total loan commitment under the Amended Credit Agreement from May 27, 2011 to May 27, 2012.
Effective February 25, 2011, GTSI, CPC and WFCF entered into a Second Amendment to the Amended and Restated Credit Agreement to amend the Amended Credit Agreement (the “Second Amendment”). The Second Amendment eliminates GTSI’s ability to repurchase its common stock, except for certain rights to purchase a limited number of shares of its stock from its employees whose employment with GTSI is terminating, or whose shares are being purchased to cover their tax payments due on gains in value with respect to such stock.
For a discussion of the Amended Credit Agreement, see GTSI’s Form 8-K filed with the Securities and Exchange Commission on October 25, 2010. For a discussion of the Original Credit Agreement and the First Amendment to the Original Credit Agreement, see GTSI’s Form 8-K filed with the Securities and Exchange Commission on June 2, 2009, which report is hereby incorporated by reference into this Item 1.01.
The foregoing description of the First Amendment and Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment and Second Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

10.1	First Amendment to the Amended and Restated Credit Agreement effective as of February 24, 2011 among GTSI, CPC and WFCF.

10.2	Second Amendment to the Amended and Restated Credit Agreement effective as of February 25, 2011 among GTSI, CPC and WFCF.

10.3	Notice of Renewal, dated February 25, 2011 from CPC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.
By:	/s/ Peter Whitfield
Peter Whitfield
Chief Financial Officer
Date: March 2, 2011